SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2000

                     MAGNITUDE INFORMATION SYSTEMS, INC. .
                Exact name of Registrant as specified in charter)

                          Delaware 33-20432 75-2228828
                   (State or other (Commission (IRS employee
                  jurisdiction of file number) identification
                               incorporation no.)


                     401 Route 24, Chester, New Jersey 07930
                (Address of principal executive office) Zip Code

       Registration telephone number, including area code: (908) 879-2722

Item 5.    Other Events.

           Registrant relocated its principal offices from 50 Tannery Road, Branchburg, New Jersey to a larger facillity at 401 Route 24, Chester, New Jersey 07930 on April 17, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


April 27, 2000                              MAGNITUDE INFORMATION SYSTEMS, INC.


                                             By:
                                                  Steven D. Rudnik, President
                                                  and Chief Executive officer